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EXHIBIT 10.37.a

AMENDMENT NUMBER ONE TO SUBORDINATION AGREEMENT

        THIS AMENDMENT NUMBER ONE TO SUBORDINATION AGREEMENT (this "Amendment"), is entered into as of March 26, 2002 between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and MRT Technology, LLC a California Limited Liability Company doing business as Ritek Global Media ("Junior Lender"), with reference to the following recitals of fact:

        WHEREAS, Image Entertainment, Inc., a California corporation ("Debtor") and Foothill have entered into that certain Loan and Security Agreement dated as of December 28, 1998 (as amended, restated, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which Foothill has agreed to make certain loans to Debtor;

        WHEREAS, Foothill and Junior Lender entered into that certain Subordination Agreement dated March 13, 2001 (the "Subordination Agreement"), relating to amounts owed by Debtor to Junior Lender;

        WHEREAS, Debtor and Junior Lender desire to enter into an amendment to the Optical Disc Replication Agreement, a copy of which is attached hereto as Exhibit A (the "Optical Disc Amendment"), providing for revisions to the repayment provisions of amounts owing by Debtor to Junior Lender;

        WHEREAS, Junior Lender and Debtor have asked Foothill to enter into this Amendment to permit such revisions as provided by the Optical Disc Amendment; and

        WHEREAS, Junior Lender hereby acknowledges the continued subordination to Foothill of the indebtedness owed to Junior Lender by Debtor, upon the terms and subject to the conditions set forth in the Subordination Agreement, as amended hereby.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1    DEFINED TERMS.

        Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subordination Agreement.

SECTION 2    AMENDMENT TO THE SUBORDINATION AGREEMENT.

        Section 4(a) of the Subordination Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) Permitted Payments. Until all of the Senior Debt shall have been first paid, in full, in cash, or payment provided for in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), Debtor shall not make and Junior Lender shall not accept any Subordinated Debt Payment, except for payments made in accordance with the provisions of Section 5(d) of the Optical Disc Replication Agreement as amended by the Optical Disc Amendment ("Permitted Principal Payment"), provided that at the time of any such Permitted Principal Payment (a) no "Event of Default" has occurred and is continuing under the Loan Agreement, (b) no Event of Default would result from the making of any such Permitted Principal Payment and (c) after giving effect to any such Permitted Principal Payment, Debtor shall have Excess Availability of no less than Two Million Five Hundred Thousand Dollars ($2,500,000)."

SECTION 3    REPRESENTATIONS AND WARRANTIES.

        Junior Lender hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its limited liability company powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its governing documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment constitutes Junior Lender's legal, valid, and binding obligation, enforceable against Junior Lender in accordance with its terms.

SECTION 4    CONDITIONS PRECEDENT TO AMENDMENT.

        The satisfaction of each of the following unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provisions hereof:

        (1)  Foothill shall have received this Amendment duly executed by the Junior Lender, and the same shall be in full force and effect; and

        (a)  Foothill shall have received the Optical Disc Amendment (in the form attached hereto as Exhibit A) duly executed by the parties thereto, and the same shall be in full force and effect.

SECTION 1    FURTHER ASSURANCES.

        Junior Lender shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Subordination Agreement, as amended by this Amendment.

SECTION 5    MISCELLANEOUS.

        (a)  Upon the effectiveness of this Amendment, each reference in the Subordination Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

        (b)  This Amendment shall be governed by and construed in accordance with the laws of the State of California. The provisions of Section 20 of the Subordination Agreement are hereby incorporated in this Amendment by this reference mutatis mutandis.

        (c)  This Amendment can only be amended by a writing signed by both Foothill and Junior Lender.

        (d)  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        (e)  This Amendment reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

        (f)    The Subordination Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Foothill under the Subordination Agreement as in effect prior to the date hereof.

[Signature page follows.]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

FOOTHILL CAPITAL CORPORATION, a California Corporation
By:	/s/ TRENT A. SMART Name: Trent A. Smart Title: Vice President
MRT TECHNOLOGY, LLC, a California Limited Liability Company
By:	/s/ MARY ANN FIALKOWSKI Name: Mary Ann Fialkowski Title: Exec. Vice President

DEBTOR ACKNOWLEDGEMENT

Image Entertainment, Inc. (the "Debtor") has received a copy of, and has read, the foregoing Amendment Number One to Subordination Agreement. Debtor agrees to be bound by such agreement, and not to take any action that would breach or violate the terms thereof. Debtor consents to the execution, delivery, and performance of such agreement by Foothill and Junior Lender, and agrees that Debtor's obligations to Foothill and Junior Lender are not diminished by such agreement. Debtor acknowledges that it has no rights under the foregoing agreement and is not a third party beneficiary of such agreement.

Dated March 26, 2002:

        IMAGE ENTERTAINMENT, INC.,a California corporation

IMAGE ENTERTAINMENT, INC., a California corporation
By:

Name:
Title:

Exhibit A

Amendment No. 1 to Optical Disc Replication and Loan Agreement.

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EXHIBIT 10.37.a
AMENDMENT NUMBER ONE TO SUBORDINATION AGREEMENT
Exhibit A